UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2019

LIBERTY OILFIELD SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 17th Street, Suite 2400

Denver, Colorado 80202

(Address and Zip Code of Principal Executive Offices)

(303) 515-2800

Registrant’s Telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On July 8, 2019, Liberty Oilfield Services Inc. (the “Company”), R/C Energy IV Direct Partnership, L.P. and R/C IV Liberty Holdings, L.P. (together, the “Selling Stockholders”) and Barclays Capital Inc. (the “Underwriter”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Stockholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, an aggregate of 8,000,000 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (the “Offering”). The Offering closed on July 11, 2019. The Company will not receive any proceeds from the sale of shares of Class A Common Stock in the Offering. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholders and other customary obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 8.01.	Other Events.

Loss of “Controlled Company” Status

As of July 11, 2019, the Company ceased to qualify as a “controlled company” under Section 303A of the New York Stock Exchange (“NYSE”) Listed Company Manual as a result of the Offering.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 8, 2019, by and among Liberty Oilfield Services Inc., R/C Energy IV Direct Partnership, L.P., R/C IV Liberty Holdings, L.P. and Barclays Capital Inc.

5.1	Opinion of Vinson & Elkins L.L.P.

23.2	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.
Date: July 11, 2019
	By:	/s/ R. Sean Elliott
	Name:	R. Sean Elliott
	Title:	Vice President, General Counsel and Corporate Secretary

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